                                                                    EXHIBIT 99.1



                     QUALITY CONTROLLED BIOCHEMICALS, INC.

                             FINANCIAL STATEMENTS

                              FOR THE YEARS ENDED

                          DECEMBER 31, 1997 AND 1996

                                   CONTENTS
                                   --------

                                                              Page
                                                              ----
Independent auditors' report                                    1

Financial statements:

     Balance sheets                                             2

     Statements of income and retained earnings                 3

     Statements of cash flows                                 4 - 5

     Notes to financial statements                            6 - 9

           [LOGO OF GREENFIELD, ALTMAN, BROWN, BERGER & KATZ, P.C.]




                         INDEPENDENT AUDITORS' REPORT
                         ----------------------------




To the Board of Directors and Stockholders of Quality Controlled Biochemicals, Inc.



We have audited the accompanying balance sheets of Quality Controlled Biochemicals, Inc. as of December 31, 1997 and 1996, and the related statements of income and retained earnings, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Quality Controlled Biochemicals, Inc. as of December 31, 1997 and 1996, and the results of its operations and cash flows for the years then ended in conformity with generally accepted accounting principles.




/s/ Greenfield, Altman, Brown, Berger & Katz, P.C.


January 22, 1998

                     QUALITY CONTROLLED BIOCHEMICALS, INC.
                     -------------------------------------
                 BALANCE SHEETS AT DECEMBER 31, 1997 AND 1996
                 --------------------------------------------

                                    ASSETS
                                    ------
                                                  1997             1996
                                                  ----             ----
CURRENT ASSETS:
     Cash                                         168,731          29,861
     Investments                                    1,942           4,953
     Accounts receivable                          609,034         462,720
     Inventories                                1,168,915         667,747
     Prepaid expenses                              16,817             820
                                                ---------       ---------
          TOTAL CURRENT ASSETS                  1,965,439       1,166,101
                                                ---------       ---------

PROPERTY AND EQUIPMENT:
     Equipment                                  1,124,898         920,195
     Leasehold improvements                       185,573         144,466
     Furniture and fixtures                       139,128         107,158
                                                ---------       ---------
                                                1,449,599       1,171,819
     Less--accumulated depreciation               563,818         416,532
                                                ---------       ---------
                                                  885,781         755,287
                                                ---------       ---------

OTHER ASSETS:
     Accounts receivable                           39,000          65,790
     Deposits                                       8,556           8,556
     Deferred charges                              18,106          20,958
                                                ---------       ---------
                                                   65,662          95,304
                                                ---------       ---------

                                                2,916,882       2,016,692
                                                ---------       ---------
                   LIABILITIES AND STOCKHOLDERS' EQUITY
                   ------------------------------------
CURRENT LIABILITIES:
     Notes payable, bank                          644,247         140,000
     Current maturities of long-term debt         116,667          95,000
     Note payable, other                           50,000
     Accounts payable                             225,876         228,311
     Accrued expenses                              51,156          56,503
     Customer deposits                                              2,200
                                                ---------       ---------
          TOTAL CURRENT LIABILITIES             1,087,946         522,014
                                                ---------       ---------

LONG-TERM DEBT, less current maturities           190,000         266,667
                                                ---------       ---------

STOCKHOLDERS' EQUITY:
     Common stock, no par value, authorized
          3,000,000 shares, issued and
          outstanding 1,713,527 shares in
          1997 and 1,710,827 shares in 1996       735,625         734,535
     Unrealized loss on investments               (13,657)        (10,646)
     Retained earnings                            916,968         504,122
                                                ---------       ---------
                                                1,638,936       1,228,011
                                                ---------       ---------

                                                2,916,882       2,016,692
                                                =========       =========

                       See notes to financial statements

                     QUALITY CONTROLLED BIOCHEMICALS, INC.
                     -------------------------------------
                  STATEMENTS OF INCOME AND RETAINED EARNINGS
                  ------------------------------------------
                FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996
                ----------------------------------------------


                                                  1997            1996
                                                  ----            ----


SALES                                          3,850,134        3,115,140

COST OF SALES                                  2,175,061        1,903,169
                                               ---------        ---------

GROSS PROFIT                                   1,675,073        1,211,971

SELLING AND ADMINISTRATIVE EXPENSES              943,855          667,677
                                               ---------        ---------

INCOME FROM OPERATIONS                           731,218          544,294
                                               ---------        ---------

OTHER EXPENSE (INCOME):
     Interest expense                             81,302           44,937
     Royalty income                              (20,241)
     Gain from sale of investments                                 (3,247)
     Depreciation and amortization               147,311          129,345
                                               ---------        ---------
                                                 208,372          171,035
                                               ---------        ---------

NET INCOME                                       522,846          373,259

RETAINED EARNINGS, BEGINNING OF YEAR             504,122          192,863

DISTRIBUTIONS TO STOCKHOLDERS                   (110,000)         (62,000)
                                               ---------        ---------

RETAINED EARNINGS, END OF YEAR                   916,968          504,122
                                               =========        =========


                      See notes to financial statements

                     QUALITY CONTROLLED BIOCHEMICALS, INC.
                     -------------------------------------
                           STATEMENTS OF CASH FLOWS
                           ------------------------
                FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996
                ----------------------------------------------


                                                                  1997        1996
                                                                  ----        ----
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                     522,846     373,259
  Adjustments to reconcile net income to net
   cash provided by operating activities:
     Gain from sale of investments                                            (3,247)
     Depreciation and amortization                               147,311     129,345
  Changes in assets and liabilities:
   (Increase) decrease in:
     Accounts receivable                                        (119,524)   (187,830)
     Inventories                                                (501,168)   (126,664)
     Prepaid expenses                                            (15,997)      9,569
     Deposits                                                                 (1,813)
     Deferred charges                                              2,827        (870)
   (Decrease) increase in:
     Accounts payable                                             (2,435)     52,938
     Accrued expenses                                             (5,347)     39,624
     Customer deposits                                            (2,200)    (98,833)
                                                                --------    --------
        Net cash provided by operating activities                 26,313     185,478
                                                                --------    --------

CASH FLOWS FOR INVESTING ACTIVITIES:
  Proceeds from sale of investments                                            3,247
  Purchase of investments                                                     (3,599)
  Cash purchases of property and equipment                      (277,780)   (127,887)
                                                                --------    --------
        Net cash used in investing activities                   (277,780)   (128,239)
                                                                --------    --------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Net borrowings on short-term debt                              354,247      80,000
  Increase in long-term debt                                     310,000      60,000
  Payment of long-term debt                                     (165,000)    (85,000)
  Due to related party                                                       (50,000)
  Proceeds from issuing common stock                               1,090         240
  Distributions to stockholders                                 (110,000)    (62,000)
                                                                --------    --------
        Net cash provided by (used in) financing activities      390,337     (56,760)
                                                                --------    --------

INCREASE IN CASH                                                 138,870         479

CASH, BEGINNING OF YEAR                                           29,861      29,382
                                                                --------    --------

CASH, END OF YEAR                                                168,731      29,861
                                                                ========    ========


                       See notes to financial statements

                     QUALITY CONTROLLED BIOCHEMICALS, INC.
                     -------------------------------------
                       STATEMENTS OF CASH FLOWS (CONT'D)
                       ---------------------------------
                FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996
                ----------------------------------------------


                                                  1997                1996
                                                 ------              ------
SUPPLEMENTAL DISCLOSURES:

  Cash paid during the year for:
      Interest expense                           78,006              45,635
                                                 ======              ======
      Income taxes                                                      997
                                                                     ======

  Total change in unrealized loss on
      investments available-for-sale             (3,011)               (511)
                                                 ======              ======

  During 1996, short-term debt of $200,000 was refinanced on a long-term basis.

                      See notes to financial statements

                     QUALITY CONTROLLED BIOCHEMICALS, INC.
                     -------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
                         -----------------------------
                FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996
                ----------------------------------------------


1.   SUMMARY OF BUSINESS ACTIVITIES AND SIGNIFICANT ACCOUNTING POLICIES:

     The Company is a manufacturer of high quality biochemical reagents for use in research laboratories in biotechnology companies, pharmaceutical firms, hospitals, universities and government facilities.

     Management uses estimates and assumptions in preparing these financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were used.

     The Company considers accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts is required.

     Management determines the appropriate classification of investment securities at the time they are acquired and evaluates the appropriateness of such classifications at each balance sheet date. The Company's investments are classified as "available-for-sale." Accordingly, the investments are stated at fair value, and unrealized gains and losses are reported as a separate component of stockholders' equity. Realized gains and losses are computed based on specific identification of the securities sold.

     Inventories are stated at the lower of cost or market. Cost is determined on the first-in, first-out (FIFO) method.

     Property and equipment are stated at cost and are depreciated on the straight-line and accelerated methods over the estimated useful lives of the respective assets. Depreciation expense for the years ended December 31, 1997 and 1996, was $147,286 and $129,285, respectively.

     The Company follows the policy of charging the costs of advertising to expense as incurred. Advertising expense was $79,000 and $60,200 for the years ended December 31, 1997 and 1996, respectively.

     Earnings reported in the Company's financial statements differ from taxable income reported in their tax returns primarily because different methods are used to report depreciation.

     The Company has elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code. Under those provisions, the Company does not pay federal corporate income taxes on its taxable income. Instead, its stockholders are liable for individual federal income taxes on the Company's taxable income. Certain state taxes are provided for at the corporate level. Although it has no obligation to do so, the Company does distribute to the stockholders an amount sufficient to compensate them for the income taxes they may be required to pay on the Company's taxable income.

     The Company has investment tax credit carryforwards of $30,000 available to offset future state income tax liability. To the extent not utilized, the credits will begin to expire in 1998.

     Research and development expenditures are expensed as incurred and totaled approximately $50,000 and $52,000 for the years ended December 31, 1997 and 1996, respectively.

                     QUALITY CONTROLLED BIOCHEMICALS, INC.
                     -------------------------------------
                    NOTES TO FINANCIAL STATEMENTS (CONT'D)
                    --------------------------------------
                FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996
                ----------------------------------------------

2.  CONCENTRATIONS OF CREDIT:

    Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash on deposit and trade accounts receivable. The Company places their cash on deposit with several financial institutions. Accounts of each institution are insured by the Federal Deposit Insurance Corporation up to $100,000. At various times during the year the Company's cash balances exceeded the Federally insured limits. Concentrations of credit risk with respect to trade receivables depends on the Company's ability to collect the amounts due from customers and may be affected by economic fluctuations in the region. The Company performs ongoing credit evaluations of their customers and, generally, requires no collateral.

3.  INVESTMENTS:

    The following is a summary of investment securities at December 31:



                                                 1997          1996
                                                 ----          ----

    Available-for-sale securities:
     Marketable equity securities, at cost     15,599         15,599
     Gross unrealized loss                    (13,657)       (10,646)
                                              -------        -------

    Marketable equity securities, at fair
      value                                     1,942          4,953
                                              =======        =======

    In addition, the Company holds a 49% interest in Javelle Pharmaceuticals, Inc. (Javelle), a developmental stage company. This investment is carried at zero at December 31, 1997 and 1996.

4.  INVENTORIES:

    Inventories at December 31, consist of the following:


                                               1997            1996
                                               ----            ----
         Raw materials and supplies           103,858         81,211
         Work-in-process                      214,283        208,054
         Finished goods                       850,774        378,482
                                            ---------        -------

                                            1,168,915        667,747
                                            =========        =======

5.  NOTES PAYABLE, BANK:

    The Company has a $750,000 revolving line of credit, which is due on demand and expires December 31, 1999, unless extended. Amounts borrowed under this agreement are subject to certain limitations based on qualified accounts receivable and inventory balances. The outstanding balance at December 31, 1997 is $399,247.

    In addition, the Company has a $250,000 equipment line of credit ($245,000 outstanding at December 31, 1997), due on demand that expires on January 24, 1998. The Company has the option of converting some or all of the outstanding balance to a five year term note at prime plus 1%.

    The notes bear interest at the bank's corporate base rate plus 1%, (9.5% at December 31, 1997) and are collateralized by all of the Company's assets. The agreements include requirements for minimum net worth, current ratio and debt to net worth and the Company is in compliance with all covenants at December 31, 1997.

                     QUALITY CONTROLLED BIOCHEMICALS, INC.
                     ------------------------------------
                    NOTES TO FINANCIAL STATEMENTS (CONT'D)
                    -------------------------------------
                FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996
                ----------------------------------------------

6.   LONG-TERM DEBT:

     Long-term debt at December 31, consists of the following:

                                                      1997          1996
                                                      ----          ----

     Note payable to a bank, with interest at the
     bank's corporate base rate plus 1.25%,
     (9.75% at December 31) payable in monthly
     installment of $3,333 plus interest, due
     August 2000, and secured by all assets of
     the Company                                     106,667       146,667

     Note payable to a bank, with interest at the
     bank's corporate base rate plus 1%, payable
     in monthly installment of $5,000 plus
     interest, due March 1997, and secured by all
     assets of the Company                                          15,000

     Note payable to a bank, with interest at the
     bank's corporate base rate plus 1%, (9.5% at
     December 31) payable in monthly installments
     of $9,167 plus interest, due April 1998, and
     secured by all assets of the Company.            36,667

     Note payable to a bank, with interest at the
     bank's corporate base rate plus 1%, (9.5%
     at December 31) payable in monthly installment
     of $3,333 plus interest, due December 2002,
     and secured by all assets of the Company. This
     agreement was entered into on January 31, 1997,
     whereby the proceeds were used to reduce a
     portion of the revolving line of credit, and
     accordingly that amount was classified as
     long-term debt at December 31, 1996.            163,333       200,000
                                                     -------       -------
                                                     306,667       361,667
     Less - current portion                          116,667        95,000
                                                     -------       -------
                                                     190,000       266,667
                                                     =======       =======


     Following are maturities of long-term debt:


                   1998             116,667
                   1999              80,000
                   2000              66,667
                   2001              40,000
                   2002               3,333
                                    -------
                                    306,667
                                    =======

     Interest expense for 1997 and 1996 totaled $81,302 and $44,937, respectively

7.   OPERATING LEASES:

     The Company leases its facilities and motor vehicles under operating leases that expire in various years through May 2001.

     The following is a summary of the minimum operating lease costs.


                   1998              83,822
                   1999              81,732
                   2000              81,732
                   2001              34,055


                     QUALITY CONTROLLED BIOCHEMICALS, INC.
                     -------------------------------------
                    NOTES TO FINANCIAL STATEMENTS (CONT'D)
                    --------------------------------------
                FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996
                ----------------------------------------------

7. OPERATING LEASES (CONT'D):

   Rent paid for the Company's facility for the years ended December 31, 1997 and 1996, was $81,590 and $77,744, respectively. As discussed in Note 8, rent of $3,600 ($6,950 in 1996) was allocated to a related company.

8. RELATED PARTY TRANSACTIONS:

   The Company provides management, research, and administrative services to Javelle (see Note 3), another manufacturing company that shares the same facility. Javelle's reimbursement to the Company for these services is based on management's estimate of the relative amount of services provided and space used. Reimbursement from Javelle during the years ended December 31, 1997 and 1996, was $18,300 and $103,000, respectively.

                                                                     1997          1996
                                                                     ----          ----
           The balances due from Javelle, included
           in accounts receivable, at December 31 were             37,735         3,442
                                                                   ======         =====

   On November 19, 1997, the Company received a short term loan from a related party which is due March 19, 1998 with interest at 9.25%.

9. COMMON STOCK OPTIONS:

   The Company has incentive and nonstatutory option plans for employees effective January 1, 1995. The incentive stock option plan is intended to qualify under Section 422 of the Internal Revenue Code. Under the terms of the plan, options to purchase common stock are granted at not less than 100% of the fair market value for incentive stock options and are determined by the Equity Incentive Option Plan Committee for nonstatutory stock options at the date of the grant. Options are exercisable during specified future periods.

   A summary of the stock option transactions are as follows:

                                            Shares
                                     -------------------        Exercise Price
                                     1997           1996           Per Share
                                     ----           ----        --------------

   Nonstatutory Stock Options
        Granted                     90,000         90,000            $ .01
        Exercised                  (24,000)       (24,000)

   Incentive Stock Options
        Granted                      6,000          6,000              .25
        Exercised                   (1,200)
        Granted                      8,000          8,000              .51
        Exercised                   (1,200)
        Granted                      9,000          9,000              .59
        Exercised                     (300)
                                   -------        -------

   Total options outstanding        86,300         89,000
                                   -------        -------

                                                                               9